UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

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TENDERCARE INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

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Colorado	0-14697	84-0898302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3925 North Hastings Way, Eau Claire, WI 54703
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 833-1750

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Change in Control of Registrant

The merger of a wholly-owned subsidiary of The Hain Celestial Group, Inc. (NASDAQ: HAIN) with and into TenderCare International, Inc. (the "Company") was completed on Friday, December 7, 2007.  Under the terms of the merger, Company shareholders will receive $0.4449 per share, after deducting for excess Company expenses, and the Company became a wholly-owned subsidiary of Hain.

The Company held a Special Meeting of Shareholders to approve the merger on December 6, 2007, at the Company's offices in Eau Claire, WI. Over 85% of the outstanding shares voted in favor of the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2007

TENDERCARE INTERNATIONAL, INC.
(Registrant)

By:	/s/ Ira J. Lamel
Name: Ira J. Lamel
Title: Executive Vice President and Chief Financial Officer